                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          SHORT-TERM INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          SHORT-TERM INVESTMENTS TRUST

                         GOVERNMENT & AGENCY PORTFOLIO
                               TREASURY PORTFOLIO
                        TREASURY TAXADVANTAGE PORTFOLIO

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     Short-Term Investments Trust (the trust) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the trusts's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The trust, a Delaware business trust, consists of the following series portfolios: Government & Agency Portfolio, Treasury Portfolio and Treasury TaxAdvantage Portfolio. This proxy statement relates to all of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten trustees, each of whom will serve until his or her successor is elected and qualified.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve changing the fundamental investment restrictions for all funds.

(4) To approve changing the investment objectives of all funds so that they are non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

(6) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of a fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                           By order of the Board,

                                           /s/ CAROL F. RELIHAN

                                           Carol F. Relihan
                                           Secretary

March 9, 2000

                          SHORT-TERM INVESTMENTS TRUST

                         GOVERNMENT & AGENCY PORTFOLIO
                               TREASURY PORTFOLIO
                        TREASURY TAXADVANTAGE PORTFOLIO

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                              DATED MARCH 9, 2000

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the Board) of Short-Term Investments Trust (the trust) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the three portfolios of the trust listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the trust (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the trust's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund are set forth in Appendix A. Each share of beneficial interest of a fund that you own entitles you to one vote on each proposal set forth in this proxy statement (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham, Gary T. Crum and Lewis F. Pennock as proxies. If you properly fill in your proxy card and send it to the trust in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 5 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote as follows:

     - FOR electing all ten nominees for director.

     - FOR approving a new advisory agreement.

     - FOR changing the funds' fundamental investment restrictions.

     - FOR changing the investment objectives of the funds so that they are non-fundamental.

     - FOR ratifying the Board's selection of independent accountants.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Agreement and Declaration of Trust of the trust requires the separate approval of one or more classes or series of the shares of beneficial interest of the trust, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4 or 6 (approving a new advisory agreement for your fund, changing your fund's investment restrictions, making your fund's investment objective non-fundamental and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4 or 6 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     - The affirmative vote of a plurality of votes cast is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of each applicable fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 2);

     - approve new fundamental investment restrictions for the funds (Proposal
       3); and

     - make the investment objective of each fund non-fundamental (Proposal 4).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 2 through 4.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 5).

For Proposal 5, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT. YOU SHOULD DIRECT YOUR REQUEST TO FUND MANAGEMENT COMPANY AT P.O. BOX 4497, HOUSTON, TX 77210-4497 OR BY CALLING 1-800-659-1005.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

     Proposal 1 applies to all shareholders of all funds.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of the trust, as defined in the 1940 Act (the independent trustees), may recommend.

     All of the nominees presently are trustees of the trust. The nominees serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee and officer of other open-end and closed-end management investment companies managed or advised by AIM. No trustee or nominee is a party adverse to the trust or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the trust.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE          TRUSTEE SINCE     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------          --------------    ----------------------------------------
+*Charles T. Bauer (81)        May 5, 1993       Director and Chairman, A I M Management
11 Greenway Plaza                                Group Inc.; A I M Advisors, Inc., A I M
Suite 100                                        Capital Management, Inc.; A I M
Houston, TX 77046-1173                           Distributors, Inc.; A I M Fund Services,
                                                 Inc. and Fund Management Company; and
                                                 Executive Vice Chairman and Director,
                                                 AMVESCAP PLC.

Bruce L. Crockett (55)         May 5, 1993       Director, ACE Limited (insurance
906 Frome Lane                                   company). Formerly, Director, President
McLean, VA 22102                                 and Chief Executive Officer, COMSAT
                                                 Corporation; and Chairman, Board of
                                                 Governors of INTELSAT (international
                                                 communications company).

+Owen Daly II (75)             May 5, 1993       Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                              (investment company), CF & I Steel
Baltimore, MD 21210                              Corp., Monumental Life Insurance Company
                                                 and Monumental General Insurance
                                                 Company; and Chairman of the Board of
                                                 Equitable Bancorporation.

Edward K. Dunn, Jr. (64)       March 10, 1998    Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor                       Mercantile Mortgage Corporation.
Suite 805                                        Formerly, Vice Chairman of the Board of
Baltimore, MD 21201                              Directors and President and Chief
                                                 Operating Officer, Mercantile-Safe
                                                 Deposit & Trust Co.; and President,
                                                 Mercantile Bankshares.

Jack M. Fields (48)            March 11, 1997    Chief Executive Officer, Texana Global,
Jetero Plaza, Suite E                            Inc. (foreign trading company) and
8810 Will Clayton Parkway                        Twenty First Century Group, Inc. (a
Humble, TX 77338                                 governmental affairs company); and
                                                 Director, Telscape International and
                                                 Administaff. Formerly, Member of the
                                                 U.S. House of Representatives.

+ Does not include years of service as a trustee or director of any predecessor funds.

* Mr. Bauer is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

NAME, ADDRESS AND AGE        TRUSTEE SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------      ------------------   ----------------------------------------

+**Carl Frischling (63)    May 5, 1993          Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                LLP (law firm). Formerly Partner, Reid &
New York, NY 10022                              Priest (law firm).

+***Robert H. Graham (53)  May 10, 1994         Director, President and Chief Executive
11 Greenway Plaza Suite                         Officer, A I M Management Group Inc.;
100                                             Director and President, A I M Advisors,
Houston, TX 77046-1173                          Inc.; Director and Senior Vice
                                                President, A I M Capital Management,
                                                Inc., A I M Distributors, Inc., A I M
                                                Fund Services, Inc. and Fund Management
                                                Company; and Director and Chief
                                                Executive Officer, Managed Products,
                                                AMVESCAP PLC.

Prema Mathai-Davis (49)    September 10, 1998   Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite                         U.S.A.
301
New York, NY 10118

+Lewis F. Pennock (57)     May 5, 1993          Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057

+Louis S. Sklar (60)       May 5, 1993          Executive Vice President, Development
The Williams Tower                              and Operations, Hines Interests Limited
50th Floor                                      Partnership (real estate development).
2800 Post Oak Boulevard
Houston, TX 77056

+ Does not include years of service as a trustee or director of any predecessor funds.

** Mr. Frischling is an interested person of the trust, as defined in the 1940 Act, primarily because of payments received by his law firm from the trust for services rendered to the independent trustees of the trust.

*** Mr. Graham is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the trust for these services and the overall level of the funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, seven of the trust's ten trustees have been elected by shareholders. As trustees retire, resign or otherwise cease their service as trustees in the future, the trust may be unable to fill the vacancies created by such action because three of the trust's ten trustees have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when trustees cease their service as trustees, and in light of the fact that only seven of the trust's trustees have been elected by shareholders, the Board believes it is appropriate for shareholders to elect trustees at the present time.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns age 72. Independent trustees who were 65 or older and serving on the board of one or more of the AIM funds when the policy was initially adopted in 1992 may continue to serve until December 31 of the year in which the trustees turn 75. A trustee of the trust may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the trust at any time. A majority of the Board may extend, from time to time, the retirement date of a trustee. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired in December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a trustee.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees as long as the trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which the trustees will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended August 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 6 meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of the Board or applicable Committee held during the fiscal year ended August 31, 1999.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each trustee who is not also an officer of the trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of all of the other AIM funds. Each such trustee receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee:

                                                                              TOTAL
                                                     RETIREMENT BENEFITS   COMPENSATION
                            AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
         TRUSTEE             FROM THE TRUSTEE(1)        AIM FUNDS(2)       AIM FUNDS(3)
         -------            ----------------------   -------------------   ------------
Charles T. Bauer..........          $    0                $      0           $      0
Bruce L. Crockett.........           5,724                  37,485            103,500
Owen Daly II..............           5,724                 122,898            103,500
Edward K. Dunn Jr. .......           5,724                       0            103,500
Jack M. Fields............           5,695                  15,826            101,500
Carl Frischling(4)........           5,694                  97,791            103,500
Robert H. Graham..........               0                       0                  0
John F. Kroeger(5)........             506                 107,896                  0
Prema Mathai-Davis........           5,344                       0            101,500
Lewis F. Pennock..........           5,694                  45,766            103,500
Ian W. Robinson(6)........           3,551                  94,442             25,000
Louis S. Sklar............           5,694                  90,232            101,500

(1) The total amount of compensation deferred by all trustees of the trust during the fiscal year ended August 31, 1999, including earnings thereon, was $36,280.

(2) During the fiscal year ended August 31, 1999, the total amount of expenses allocated to the trust in respect of such retirement benefits was $35,554. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each trustee serves as a trustee or director of a total of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended August 31, 1999, the trust paid $19,950 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel, LLP, for services rendered to the independent trustees of the trust.

(5) Mr. Kroeger was a trustee until June 11, 1998, when he resigned. On that date, he became a consultant to the trust. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/ Trustees."

(6) Mr. Robinson was a trustee until March 12, 1999, when he retired.

     A I M Management Group Inc. (AIM Management) has requested proposals from real estate development firms in the greater Houston area in connection with exploring possible options upon the expiration of the lease of AIM Management's current office space on December 31, 2003. Mr. Sklar is employed by Hines Interests Limited Partnership (Hines). Two of Hines' affiliates, Hines Corporate Properties, LLC and Sugarland Properties Incorporated (collectively, Hines Affiliates), have each submitted office space proposals to AIM

Management for evaluation. Mr. Sklar would have an indirect financial interest, and may have a direct equity interest, in these proposals. Since the Hines Affiliates' proposals are among many being evaluated by AIM Management, it is not currently possible to determine the extent of any such interest, or to determine whether AIM Management will proceed with negotiations with Hines Affiliates on any specific proposal.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the A I M Funds Retirement Plan for Eligible Trustees/ Directors, each trustee (who is not an employee of any of the AIM funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a trustee becomes eligible to retire and receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible trustee is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                   ANNUAL
                                                 RETIREMENT
                                                COMPENSATION
                                                PAID BY ALL
NUMBER OF YEARS OF SERVICE                       APPLICABLE
WITH THE APPLICABLE AIM FUNDS                   A I M FUNDS
-----------------------------                   ------------
10...........................................     $67,500
 9...........................................     $60,750
 8...........................................     $54,000
 7...........................................     $47,250
 6...........................................     $40,500
 5...........................................     $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the trust and of each other AIM fund from which they are deferring compensation.

WHAT ARE THE OFFICERS PAID FOR THEIR SERVICES?

     The trust does not pay its officers for the services they provide to the trust. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

          PROPOSAL 2:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the trust for your fund. The Board is asking you to vote on this new agreement because the trust may amend its advisory agreement only with shareholder approval. A form of the trust's proposed Master Investment Advisory Agreement is set forth in Appendix B. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix C. The current Master Investment Advisory Agreement was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix C. The Board, including a majority of the independent trustees, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London

EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. A list of the principal executive officer and the directors of AIM is in Appendix D.

DO ANY OF THE TRUST'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton, Karen Dunn Kelley and J. Abbott Sprague, all of whom are directors and/or officers of the company, also are directors and/or officers of AIM. Each of them also owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the trust. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund, and the advisory fees (if any) waived by AIM for each fund for the fiscal year ended August 31, 1999, are in Appendix E.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the trust and the funds. AIM provides, or arranges for others to provide, administrative services to the funds. Fund Management Company serves as the principal underwriter for the funds and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix F.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix G.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the trust;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the effective dates and the renewal dates, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar.

  Administrative Services

     The trust and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997, as amended on September 1, 1998. The current advisory agreement states that AIM may provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the trust, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the trust or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the trust.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the trustees or officers of the trust owe an exclusive duty to the trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the trust to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the trust.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the trust recognizes that AIM's obligations to other clients may adversely affect the trust's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so solely upon approval of the Board. Under the current agreement, any appointment of a sub-advisor would require shareholder approval.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  Securities Lending

     If a fund engages in securities lending, AIM will provide the fund investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

     The Board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current advisory agreement with respect to each fund.

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the funds, and noted that the persons providing services to the funds would not change if the new advisory agreement is approved by shareholders.

     - The range of investment advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the new advisory agreement, and noted that no changes in the level or type of services provided by AIM would occur if the new advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if a fund engages in securities lending.

     - The qualifications of AIM to provided a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the new advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the new advisory agreement.

     - The performance record of the funds. The Board determined that AIM has provided high quality services with respect to each fund, after considering performance information that it received during the past year from AIM regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that a fund engages in securities lending, and therefore are not paid if the fund does not engage in securities lending. The Board noted that the funds do not currently engaged in securities lending, but that such arrangements provide the opportunity for both the fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it may provide in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the funds if they engage in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the funds operate, and that AIM should have the flexibility to take advantage of these environment.

     After considering the foregoing factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     In accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 30, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                     PROPOSALS 3(a) THROUGH 3(j):  CHANGES
                         TO THE FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted certain fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix H.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of

1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

PROPOSAL 3(a):  CHANGE TO OR ADDITION OF
FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(a) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(a), the existing fundamental restriction on issuer diversification for Government & Agency and Treasury would be changed, and a new fundamental restriction on portfolio diversification would be added for Treasury TaxAdvantage, as follows:

     "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The proposed changes will permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification.

     Treasury TaxAdvantage currently states that the fund is a diversified company but does not have a fundamental investment restriction on portfolio diversification. As a result, adoption of this restriction will have no effect on the operation of Treasury TaxAdvantage.

     With respect to Government & Agency and Treasury, the proposed change would eliminate minor inconsistencies in the wording of the funds' current fundamental diversification restrictions and the uniform fundamental diversification restriction proposed above.

     The Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each fund:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC."

PROPOSAL 3(b):  CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING
                SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(b) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(b), the existing fundamental restriction on issuing senior securities and borrowing money for each of the funds would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the trust's shares of beneficial interest with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for the funds is more limiting than required by the 1940 Act.

     The proposed changes would make the funds' restriction on borrowing money no more limiting than required by the 1940 Act. The Board believes that changing the funds' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

PROPOSAL 3(c):  CHANGE TO FUNDAMENTAL RESTRICTION
                       ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(c) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed change to this fundamental restriction would expand the types of transactions in which a fund may engage even if it may be considered an underwriter. Otherwise, the proposed restriction is substantially similar to the funds' current investment restrictions.

  PROPOSAL 3(d):  CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(d) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(d), the existing fundamental restriction on industry concentration for each of the funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes in this restriction would clarify that for the industry concentration purposes, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. The proposed changes will permit the funds to take advantage of laws, interpretations and exemptions in effect from time to time relating to concentration issues.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

              PROPOSAL 3(e):  CHANGE TO FUNDAMENTAL RESTRICTION ON
                        PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(e) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments. The Board does not expect this change to have any material impact on the fund's current operations.

   PROPOSAL 3(f):  CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING
                              COMMODITIES, MARGIN
                  TRANSACTIONS, SHORT SALES OF SECURITIES AND
                           INVESTING IN PUTS OR CALLS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(f) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(f), the existing fundamental restriction that prohibits the purchase of commodities and commodity futures contracts, as well as margin transactions, short sales of securities and investing in puts or calls for each of the funds, would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed changes to the fundamental restrictions on purchasing or selling commodities are intended to conform these restrictions to similar restrictions in effect for other AIM funds. The Board does not expect this change to have any material impact on the funds' current operations. The funds do not intend to engage in futures contracts or options thereon or invest in securities that are secured by physical commodities.

     The funds are not required to have fundamental restrictions with regard to margin transactions, short sales of securities, or investing in put or call options. Thus, in order to conform the fundamental restrictions for all AIM funds, the Board believes that the funds' fundamental restrictions with regard to margin transactions, short sales of securities, and investing in put or call options should be eliminated. The Board also does not expect this change to have any material impact on the funds' current operations. The funds do not intend to engage in short sales or put or call options. The funds also will not purchase any security on margin, except that each fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

       PROPOSAL 3(g):  CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(g) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would broaden the situations in which a fund could lend its assets and would eliminate minor differences in the wording of the funds' current restriction on making loans. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

    PROPOSAL 3(h):  APPROVAL OF A NEW FUNDAMENTAL INVESTMENT RESTRICTION ON
            INVESTING ALL OF EACH FUND'S ASSETS IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(h) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(h), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund."

PROPOSAL 3(i):  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING OR PLEDGING
                                     ASSETS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(i) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(i), the existing fundamental restriction on mortgaging or pledging assets for each of the funds would be eliminated.

  Discussion:

     The funds are not required to have a fundamental restriction with respect to the mortgaging or pledging of assets. In order to maximize the funds' flexibility in this area, the Board believes that the funds' restriction on mortgaging or pledging assets should be eliminated. The Board does not expect this change to have any impact on the funds' operations.

                   PROPOSAL 3(j):  ELIMINATION OF FUNDAMENTAL
 RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(j) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(j), the existing fundamental restriction on investing in obligations not payable in United States currency for each fund would be eliminated.

  Discussion:

     The funds are not required to have fundamental restrictions on investing in obligations not payable in United States currency. However, as money market funds, they can only invest in obligations payable as to principal and interest in United States currency.

WHEN WILL PROPOSALS 3(a) THROUGH 3(j) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for all funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the specified funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 30, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3(a) THROUGH 3(j)?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a) THROUGH 3(j).

               PROPOSAL 4:  CHANGING THE INVESTMENT OBJECTIVES OF
                   THE FUNDS SO THAT THEY ARE NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4 applies to shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective so that it is non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix I. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

     In connection with this proposed change, the name of Treasury TaxAdvantage Portfolio will be changed to Government TaxAdvantage Portfolio. In addition, Treasury TaxAdvantage Portfolio will change the manner in which it seeks to achieve its investment objective by investing not only in direct obligations of the U.S. Treasury, which include Treasury bills, notes and bonds, but also in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board anticipates that Proposal 4, if approved, will be implemented on May 30, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

 PROPOSAL 5:  RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending August 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

     Information about the executive officers of the trust is in Appendix J.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the trustees and the executive officers of the trust and by 5% holders of each class is in Appendix K.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     Fund Management Company, whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the classes of the funds.

HOW WILL THE TRUST SOLICIT PROXIES?

     The trust will bear the cost of soliciting proxies. The trust expects to solicit proxies principally by mail, but the trust may also solicit proxies by facsimile or personal interview. The trust may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                     SHARES OF SHORT-TERM INVESTMENTS TRUST
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                              NUMBER OF SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                          FEBRUARY 18, 2000
--------------------                                          -----------------
Government & Agency Portfolio
  Cash Management Class.....................................     89,338,670.200
  Institutional Class.......................................    311,107,281.560
  Personal Investment Class.................................        626,000.000
  Private Investment Class..................................     56,240,407.330
  Reserve Class.............................................                  0
  Resource Class............................................     54,002,804.500

Treasury Portfolio
  Cash Management Class.....................................    948,992,856.080
  Institutional Class.......................................  3,185,270,745.540
  Personal Investment Class.................................    285,154,722.920
  Private Investment Class..................................    409,167,567.140
  Reserve Class.............................................    135,700,924.720
  Resource Class............................................    359,989,905.140

Treasury TaxAdvantage Portfolio
  Cash Management Class.....................................                  0
  Institutional Class.......................................     59,208,937.180
  Personal Investment Class.................................                  0
  Private Investment Class..................................     41,657,924.940
  Reserve Class.............................................                  0
  Resource Class............................................                  0

                                   APPENDIX B

                          SHORT-TERM INVESTMENTS TRUST
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between Short-Term Investments Trust, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Schedule A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created three separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Schedule B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Schedule A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         Short-Term Investments Trust
                                         (a Delaware business trust)

Attest:

                                         By:
---------------------------------------     -------------------------------
       Assistant Secretary                             President

(SEAL)

Attest:                                  A I M Advisors, Inc.


                                         By:
---------------------------------------     -------------------------------
       Assistant Secretary                             President

(SEAL)

                                   SCHEDULE A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
Government & Agency Portfolio.......................   May 30, 2000
Treasury Portfolio..................................   May 30, 2000
Treasury TaxAdvantage Portfolio.....................   May 30, 2000

                                   SCHEDULE B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                         GOVERNMENT & AGENCY PORTFOLIO

                   NET ASSETS                      ANNUAL RATE
                   ----------                      -----------
All net assets...................................     0.10%

                               TREASURY PORTFOLIO

                   NET ASSETS                      ANNUAL RATE
                   ----------                      -----------
First $300 million...............................     0.15%
Over $300 million up to and including $1.5
  billion........................................     0.06%
Amount over $1.5 billion.........................     0.05%

                        TREASURY TAXADVANTAGE PORTFOLIO

                   NET ASSETS                      ANNUAL RATE
                   ----------                      -----------
First $250 million...............................     0.20%
Over $250 million up to and including $500
  million........................................     0.15%
Amount over $500 million.........................     0.10%

                                   APPENDIX C

                          DATES OF ADVISORY AGREEMENTS

                         DATE OF CURRENT        DATE LAST SUBMITTED       DATE AIM BECAME
    NAME OF FUND       ADVISORY AGREEMENT    TO A VOTE OF SHAREHOLDERS   INVESTMENT ADVISOR
    ------------       ------------------    -------------------------   ------------------
Government & Agency    February 28, 1997,      August 31, 1998*          September 1, 1998
Portfolio              as amended
                       September 1, 1998

Treasury Portfolio     February 28, 1997,      February 7, 1997**        December 31, 1986
                       as amended
                       September 1, 1998

Treasury Tax           February 28, 1997,      February 7, 1997**        August 30, 1990
Advantage Portfolio    as amended
                       September 1, 1998

 * The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to the commencement of operations.

** The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

                                   APPENDIX D

            EXECUTIVE OFFICERS AND DIRECTORS OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS           POSITION WITH AIM           PRINCIPAL OCCUPATION
----------------           -----------------           --------------------

Charles T. Bauer           Director and Chairman       See trustee table under Proposal 1

Gary T. Crum               Director and Senior Vice    See Appendix J
                           President

Robert H. Graham           Director and President      See trustee table under Proposal 1

Dawn M. Hawley             Director, Senior Vice       Senior Vice President, Chief
                           President and Treasurer     Financial Officer and Treasurer,
                                                       A I M Management Group Inc.; and
                                                       Vice President and Treasurer,
                                                       A I M Capital Management, Inc.,
                                                       A I M Distributors, Inc., A I M
                                                       Fund Services, Inc., and Fund
                                                       Management Company.

Carol F. Relihan           Director, Senior Vice       See Appendix J
                           President, General
                           Counsel and Secretary

                                   APPENDIX E

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                 AGGREGATE NET FEES
                                                                    PAID TO AIM
                                          TOTAL NET ASSETS FOR        FOR THE         FEE WAIVERS FOR THE
                          ANNUAL RATE      THE MOST RECENTLY       MOST RECENTLY         MOST RECENTLY
                       (BASED ON AVERAGE    COMPLETED FISCAL      COMPLETED FISCAL     COMPLETED FISCAL
NAME OF FUND           DAILY NET ASSETS)     PERIOD OR YEAR        PERIOD OR YEAR       PERIOD OR YEAR
------------           -----------------  --------------------   ------------------   -------------------
Government & Agency    0.10%                 $  279,185,112                 -0-            $232,200
Portfolio
Treasury Portfolio     0.15% of first         5,203,747,106          $3,072,316                 -0-
                       $300 million;
                       0.06% over $300
                       million up to
                       $1.5 billion;
                       0.05% of the
                       excess over $1.5
                       billion
Treasury TaxAdvantage  0.20% of the             133,893,290              50,808             244,182
Portfolio              first $250
                       million; 0.15%
                       over $250 million
                       up to $500
                       million; 0.10% of
                       the excess over
                       $500 million

                                   APPENDIX F

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended August 31, 1999 by the trust to A I M Advisors, Inc. ("AIM") for administrative services and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                                 AIM            FUND
                                           (ADMINISTRATIVE   MANAGEMENT     A I M FUND
                                              SERVICES)       COMPANY     SERVICES, INC.
                                           ---------------   ----------   --------------
SHORT-TERM INVESTMENTS TRUST
  Government & Agency Portfolio..........     $ 58,583        $      0       $ 22,907
  Treasury Portfolio.....................      179,471         458,025        477,417
  Treasury TaxAdvantage Portfolio........       51,944               0         14,110

                                   APPENDIX G

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Government & Agency Portfolio, Treasury Portfolio and Treasury Tax Advantage Portfolio all of which have similar investment objectives.

                                                                                                FEE WAIVERS,
                                                                                             EXPENSE LIMITATIONS
                                                                                               AND/OR EXPENSE
                                          ANNUAL RATE              TOTAL NET ASSETS FOR      REIMBURSEMENTS FOR
                                       (BASED ON AVERAGE             THE MOST RECENTLY        THE MOST RECENTLY
NAME OF FUND                           DAILY NET ASSETS)           COMPLETED FISCAL YEAR    COMPLETED FISCAL YEAR
------------                           -----------------           ---------------------    ---------------------
AIM Money Market Fund........  0.55% of the first $1 billion;         $1,451,025,249       N/A
                               0.50% of the excess over $1
                               billion
Liquid Assets Portfolio......  0.15% of the average daily net         $6,194,495,351       Waive 0.095% of
                               assets of the Portfolio                                       advisory fee on
                                                                                             average
                                                                                             net assets
Prime Portfolio..............  0.20% of the first $100 million;       $8,724,224,691       N/A
                               0.15% over $100 million up to $200
                               million; 0.10% over $200 million
                               up to $300 million 0.06%; over
                               $300 million up to $1.5 billion;
                               0.05% over $1.5 billion
AIM V.I. Money Market Fund...  0.40% of first $250 million; 0.35%     $   95,152,169       N/A
                               of excess over $250 million

                                   APPENDIX H

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

GOVERNMENT & AGENCY PORTFOLIO

     Government & Agency may not:

          (1) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

          (2) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are not included within this restriction;

          (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities, provided that the Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          (4) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to 33 1/3% of the value of its total assets at the time of borrowing;

          (5) make loans of money or securities other than (a) through the purchase of debt securities in accordance with the Portfolio's investment program, and (b) by entering into repurchase agreements;

          (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting;

          (7) invest in real estate, except that the Portfolio may purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein;

          (8) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or

          (9) invest in any obligation not payable as to principal and interest in United States currency.

TREASURY PORTFOLIO

     Treasury may not:

          (1) concentrate more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments, such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

          (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities, provided that the Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          (4) mortgage, pledge, or hypothecate any assets except to secure permitted borrowings and except for reverse repurchase agreements and then only in an amount up to 33 1/3% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement;

          (5) make loans of money or securities other than (a) through the purchase of debt securities in accordance with the Portfolio's investment program, (b) by entering into repurchase agreements and (c) by lending portfolio securities to the extent permitted by law or regulation;

          (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting;

          (7) invest in real estate, except that the Portfolio may purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein;

          (8) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or

          (9) invest in any obligation not payable as to principal and interest in United States currency.

TREASURY TAXADVANTAGE PORTFOLIO

     Treasury TaxAdvantage may not:

          (1) concentrate more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments, such as CDs, bankers' acceptances, time deposits and bank repurchase agreements;

          (2) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities, provided that the Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          (3) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and except for reverse repurchase agreements and then only in an amount up to 33 1/3% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement;

          (4) make loans of money or securities other than (a) through the purchase of debt securities in accordance with the Portfolio's investment program, (b) by entering into repurchase agreements and (c) by lending portfolio securities to the extent permitted by law or regulation;

          (5) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting;

          (6) invest in real estate, except that the Portfolio may purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein;

          (7) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or

          (8) invest in any obligation not payable as to principal and interest in United States currency.

                                   APPENDIX I

                         CURRENT INVESTMENT OBJECTIVES

GOVERNMENT & AGENCY PORTFOLIO, TREASURY PORTFOLIO AND TREASURY
TAXADVANTAGE PORTFOLIO

     The fund's investment objective is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

                                   APPENDIX J

               EXECUTIVE OFFICERS OF SHORT-TERM INVESTMENTS TRUST

     The following table provides information with respect to the executive officers of the trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                    PRINCIPAL OCCUPATION(S)
WITH THE TRUST                  OFFICER SINCE               DURING PAST 5 YEARS
----------------------          -------------             -----------------------
Charles T. Bauer (81),        May 5, 1993          See trustee table under Proposal 1
Chairman
Robert H. Graham (53),        January 1, 1994      See trustee table under Proposal 1
President
Gary T. Crum (52),            September 11, 1993   Director and President, A I M Capital
Senior Vice President                              Management, Inc.; Director and
                                                   Executive Vice President, A I M
                                                   Management Group Inc.; Director and
                                                   Senior Vice President, A I M Advisors,
                                                   Inc.; and Director, A I M
                                                   Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (45),        August 4, 1994       Director, Senior Vice President,
Senior Vice President and                          General Counsel and Secretary, A I M
Secretary                                          Advisors, Inc.; Senior Vice President,
                                                   General Counsel and Secretary, A I M
                                                   Management Group Inc.; Director, Vice
                                                   President and General Counsel, Fund
                                                   Management Company; Vice President and
                                                   General Counsel, A I M Fund Services,
                                                   Inc; and Vice President, A I M Capital
                                                   Management, Inc. and A I M
                                                   Distributors, Inc.
Melville B. Cox (56),         September 11, 1993   Vice President and Chief Compliance
Vice President                                     Officer, A I M Advisors, Inc., A I M
                                                   Capital Management, Inc., A I M
                                                   Distributors, Inc., A I M Fund
                                                   Services, Inc. and Fund Management
                                                   Company
Dana R. Sutton (41),          September 11, 1993   Vice President and Fund Controller,
Vice President and Treasurer                       A I M Advisors, Inc.; and Assistant
                                                   Vice President and Assistant
                                                   Treasurer, Fund Management Company.
Karen Dunn Kelley (39),       September 11, 1993   Senior Vice President, A I M Capital
Vice President                                     Management, Inc. and Vice President,
                                                   A I M Advisors, Inc.
J. Abbott Sprague (45),       September 11, 1993   Director and President, Fund
Vice President                                     Management Company; Director, A I M
                                                   Fund Services, Inc. and Senior Vice
                                                   President, A I M Advisors, Inc. and
                                                   A I M Management Group Inc.

                                   APPENDIX K

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     As of February 18, 2000, none of the trustees or executive officers of the trust owned shares of any fund of the trust. The trustees and executive officers, as a group, held less than 1% of the shares of any fund as of February 18, 2000

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge the trust, the names and addresses of the holders of 5% or more of the outstanding shares of each of the funds as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
Government & Agency
 Portfolio
 Cash Management Class...  Fund Services Advisors,     26,791,067     29.99%        -0-               -0-
                           Inc.
                           1875 Century Park East -
                           Suite 1345
                           Los Angeles, CA 90067
                           Gardnyr Michael Capital,    19,788,661     22.15%        -0-               -0-
                           Inc.
                           2281 Lee Rd Ste 104
                           Winter Park, FL 32789
                           Orlando-Orange Co. 40700    12,772,227     14.30%        -0-               -0-
                           225 Water Street, 3rd
                           Floor
                           P.O. Box 44204
                           Jacksonville, FL 32202
                           McDonald & Company           7,045,278      7.89%        -0-               -0-
                           800 Superior Avenue
                           Suite 2100
                           Cleveland, OH 44114-2603
                           Security State Bank          6,211,999      6.95%        -0-               -0-
                           & Trust
                           1136 Junction Hwy,
                           Suite 200
                           Kerrville, TX 78028
                           Cruttendon Roth,             6,010,828      6.73%        -0-               -0-
                           Incorporated
                           24 Corporate Plaza
                           Newport Beach, CA 92660

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
 Institutional Class.....  A I M Advisors, Inc.**      64,041,996     20.59%        -0-               -0-
                           AIM Fund of Funds Account
                           Money Market Portfolio
                           Administration
                           11 Greenway Plaza, Ste
                           100
                           Houston, TX 77046
                           Gardnyr Michael Capital,    57,596,414     18.51%        -0-               -0-
                           Inc.
                           2281 Lee Rd Ste 104
                           Winter Park, FL 32789
                           Norwest Bank Minnesota NA   55,656,508     17.89%        -0-               -0-
                           608 2nd Ave. S
                           Minneapolis, MN 55479
                           Waukesha County             36,928,469     11.87%        -0-               -0-
                           Finance Division, Dept of
                           Administration
                           1320 Pewaukee Road, Room
                           310
                           Waukesha, WI 53188-3878
                           City of Brookfield          18,485,485      5.94%        -0-               -0-
                           2000 N. Calhoun Rd.
                           Brookfield, WI 53005
 Personal Investment
   Class.................  SunTrust Equitable             626,000    100.00%        -0-               -0-
                           Securities
                           P.O. Box 4418, MC 3907
                           Atlanta, GA 30302
 Private Investment
   Class.................  Fund Services Advisors,     36,035,043     64.07%        -0-               -0-
                           Inc.,
                           1875 Century Park East -
                           Suite 1345
                           Los Angeles, CA 90067
                           Huntington Capital Corp.    11,636,012     20.69%        -0-               -0-
                           41 S High St., Ninth
                           Floor
                           Columbus, OH 43287
                           Huntington Investment 112    3,903,447      6.94%        -0-               -0-
                           135 North Pennsylvania
                           Suite 800
                           Indianapolis, IN 46204

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
 Resource Class..........  City of Chicago G.O.        43,536,469     80.62%        -0-               -0-
                           Bonds
                           for City Colleges
                           121 North LaSalle Street
                           Room 204
                           Chicago, IL 60603
                           Craigie Incorporated         5,111,100      9.46%        -0-               -0-
                           P.O. Box 29715
                           Richmond, VA 23242
                           South Trust Securities       4,038,036      7.48%        -0-               -0-
                           420 N. 20th Street
                           7th Floor
                           Birmingham, FL 35203
Treasury Portfolio
 Cash Management
   Class.................  Bank of New York           367,033,416     38.68%        -0-               -0-
                           One Wall Street
                           5th Floor
                           Stif/Master Note
                           New York, NY 10286
                           Bank of Oklahoma           148,792,750     15.68%        -0-               -0-
                           P.O. Box 2180
                           Tulsa, OK 74101
                           CIBC World Markets         100,745,837     10.62%        -0-               -0-
                           200 Liberty Street
                           World Financial Center
                           New York, NY 10281
                           Chase Bank of Texas        100,000,000     10.54%        -0-               -0-
                           600 Travis St, 8th Fl
                           8-CBT-39
                           Houston, TX 77252-8009
                           Fund Services Advisors,     60,510,640      6.38%        -0-               -0-
                           Inc.
                           1875 Century Park East -
                           Suite 1345
                           Los Angeles, CA 90067
                           Huntington Capital Corp     51,711,693      5.45%        -0-               -0-
                           41 S High St., Ninth
                           Floor
                           Columbus, OH 43287
 Institutional Class.....  City of New York Deferred  244,784,391      7.68%        -0-               -0-
                           Compensation Plan
                           40 Rector Street 3rd
                           Floor
                           New York, NY 10006
                           Trust Company Bank         225,431,521      7.08%        -0-               -0-
                           Center 3139
                           P.O. Box 105504
                           Atlanta, GA 30348
                           Star Trust                 193,987,916      6.09%        -0-               -0-
                           425 Walnut St
                           Mail Location 7155
                           Cincinnati, OH 45202

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
 Personal Investment
   Class.................  Cullen/Frost Discount      238,894,104     83.78%        -0-               -0-
                           Brokers
                           P.O. Box 2358
                           San Antonio, TX 78299
                           Kinco & Co C/O Rnb          25,131,984      8.81%        -0-               -0-
                           Securities
                           1 Hanson Pl, Lower Level
                           Brooklyn, NY 11243
 Private Investment
   Class.................  Bank of New York           150,217,133     36.71%        -0-               -0-
                           One Wall Street
                           5th Floor
                           Stif/Master Note
                           New York, NY 10286
                           Huntington Capital Corp     63,703,459     15.57%        -0-               -0-
                           41 S High St., Ninth
                           Floor
                           Columbus, OH 43287
                           Zions First National Bank   33,737,622      8.25%        -0-               -0-
                           (NV)
                           P.O. Box 30880
                           Salt Lake City, UT 84130
                           Strafe & Co                 29,405,504      7.19%        -0-               -0-
                           1111 Polaris Parkway
                           Columbus, OH 43271-0211
                           Cullen/Frost Discount       24,114,425      5.89%        -0-               -0-
                           Brokers
                           P.O. Box 2358
                           San Antonio, TX 78299
                           New Haven Savings Bank      23,258,228      5.68%        -0-               -0-
                           Trust Department
                           P.O. Box 302
                           Trust Department
                           New Haven, CT 06502
                           First Trust/Var & Co        20,993,910      5.13%        -0-               -0-
                           Funds Control Suite 0404
                           180 East Fifth Street
                           St. Paul, MN 55101
 Reserve Class...........  Bank of New York           135,487,404     99.84%        -0-               -0-
                           440 Mamoroneck, 5th Fl.
                           Harrison, NY 10286

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
 Resource Class..........  First Union Subaccounts    183,048,717     50.85%        -0-               -0-
                           8739 Research Drive
                           Capital Markets
                           Charlotte, NC 28262-0675
                           City of Chicago G.O.       111,361,472     30.93%        -0-               -0-
                           Bonds for City Colleges
                           121 North LaSalle Street
                           Room 204
                           Chicago, IL 60603
                           Mellon Bank NA              23,619,531      6.56%        -0-               -0-
                           P.O. Box 710
                           Pittsburgh, PA 15230-0710
Treasury TaxAdvantage
 Portfolio
 Institutional Class.....  First Trust/Var & Co        12,870,142     21.74%        -0-               -0-
                           Funds Control Suite 0404
                           180 East Fifth Street
                           St. Paul, MN 55101
                           Bank of America N.A.        11,539,492     19.49%        -0-               -0-
                           1401 Elm Street 11th
                           Floor
                           P.O. Box 831000
                           Dallas, TX 75202-2911
                           Frost National Bank Tx       7,363,214     12.44%        -0-               -0-
                           Muir & Co
                           C/O Frost
                           P.O. Box 2479
                           San Antonio, TX 78298-
                           2479
                           Mason-Dixon Trust Company    5,323,972      8.99%        -0-               -0-
                           45 W. Main Street
                           Westminister, MD 21158-
                           0199
                           First National Bank of       3,760,315      6.35%        -0-               -0-
                           Maryland
                           Trust Operations Mailstop
                           109-751
                           P.O. Box 1596
                           Baltimore, MD 21203
                           Trustmark National Bank,     3,674,797      6.21%        -0-               -0-
                           Trust Department
                           248 East Capitol
                           Jackson, MS 39205
                           Portico Funds                3,027,726      5.11%        -0-               -0-
                           777 E. Wise Ave
                           Milwaukee, WI 53202

                                                                     PERCENT
                                                                       OF
                                                                      CLASS
                                                                      OWNED       SHARES       PERCENT OF CLASS
                               NAME AND ADDRESS       SHARES OWNED     OF          OWNED            OWNED
FUND (CLASS)                    OF RECORD OWNER        OF RECORD     RECORD    BENEFICIALLY*    BENEFICIALLY*
-------------------------  -------------------------  ------------   -------   -------------   ----------------
 Private Investment
   Class.................  Bank of New York            17,644,586     42.36%        -0-               -0-
                           One Wall Street
                           5th Floor
                           Stif/Master Note
                           New York, NY 10286
                           Huntington Capital Corp.    13,139,704     31.54%        -0-               -0-
                           41 S High St., Ninth
                           Floor
                           Columbus, OH 43287
                           Frost National Bank Tx       5,166,071     12.40%        -0-               -0-
                           Muir & Co
                           C/O Frost
                           P.O. Box 2479
                           San Antonio, TX 78298-
                           2479
                           First Union Securities,      2,813,807      6.75%        -0-               -0-
                           Inc.
                           Attn: Money Funds
                           8739 Research Drive
                           Capital Markets
                           Charlotte, NC 28262-0675

---------------

 * The trust has no knowledge as to whether any portion or all of the shares owned of record are also owned beneficially.

** Represents shares held in a cash management account for the benefit of certain AIM funds.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                          GOVERNMENT & AGENCY PORTFOLIO

                  (A PORTFOLIO OF SHORT-TERM INVESTMENTS TRUST)
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.



                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Dated                  10527_STIT-1




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

1.   To elect ten individuals to the Board of Trustees of Short-Term Investments              FOR            WITHHOLD       FOR ALL
     Trust, each of whom will serve until his or her successor is elected                      ALL         AUTHORITY FOR     EXCEPT
     and qualified:                                                                                         ALL NOMINEES

     01 Charles T. Bauer  04 Edward K. Dunn, Jr. 07 Robert H. Graham   10 Louis S. Sklar       [ ]              [ ]            [ ]
     02 Bruce L. Crockett 05 Jack M. Fields      08 Prema Mathai-Davis
     03 Owen Daly II      06 Carl Frischling     09 Lewis F. Pennock

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.
                                                     -----------------------------------
                                                                                               FOR            AGAINST       ABSTAIN

2.   To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.           [ ]              [ ]            [ ]

3.   To approve changing the fundamental investment restrictions for the fund.                 [ ]              [ ]            [ ]

                                              FOR  AGAINST  ABSTAIN                                           FOR  AGAINST  ABSTAIN

     (a) Change to or Addition of             [ ]    [ ]      [ ]   (f)  Change to Fundamental Restriction    [ ]    [ ]      [ ]
         Fundamental Restriction on Issuer                               on Purchasing or Selling
         Diversification.                                                Commodities, Margin Transactions,
                                                                         Short Sales of Securities and
                                                                         Investing in Puts or Calls.

     (b) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (g)  Change to Fundamental Restriction on [ ]    [ ]      [ ]
         on Borrowing Money and Issuing                                  Making Loans.
         Senior Securities.

     (c) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (h)  Approval of a New Fundamental        [ ]    [ ]      [ ]
         on Underwriting Securities.                                     Investment Restriction on Investing
                                                                         All of the Fund's Assets in an
                                                                         Open-End Fund.

     (d) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (i)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Industry Concentration.                                      Restriction on Mortgaging or
                                                                         Pledging Assets.

     (e) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (j)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Purchasing or Selling Real                                   Restriction on Investing in
         Estate.                                                         Obligations Not Payable in
                                                                         United States Currency.

                                                                                     FOR            AGAINST        ABSTAIN
4.   To approve changing the investment objective of the fund so that it is          [ ]              [ ]            [ ]
     non-fundamental.

5.   To ratify the selection of KPMG LLP as independent accountants                  [ ]              [ ]            [ ]
     for the fiscal year ending in 2000.

6.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                               TREASURY PORTFOLIO

                  (A PORTFOLIO OF SHORT-TERM INVESTMENTS TRUST)
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.



                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Dated                  10527_STIT-2




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

7.   To elect ten individuals to the Board of Trustees of Short-Term Investments               FOR            WITHHOLD       FOR ALL
     Trust, each of whom will serve until his or her successor is elected                      ALL         AUTHORITY FOR     EXCEPT
     and qualified:                                                                                         ALL NOMINEES

     01 Charles T. Bauer  04 Edward K. Dunn, Jr. 07 Robert H. Graham   10 Louis S. Sklar       [ ]              [ ]            [ ]
     02 Bruce L. Crockett 05 Jack M. Fields      08 Prema Mathai-Davis
     03 Owen Daly II      06 Carl Frischling     09 Lewis F. Pennock

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.
                                                     -----------------------------------
                                                                                               FOR            AGAINST        ABSTAIN

8.   To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.           [ ]              [ ]            [ ]

9.   To approve changing the fundamental investment restrictions for the fund.                 [ ]              [ ]            [ ]

                                              FOR  AGAINST  ABSTAIN                                           FOR  AGAINST  ABSTAIN

     (k) Change to or Addition of             [ ]    [ ]      [ ]   (p)  Change to Fundamental Restriction    [ ]    [ ]      [ ]
         Fundamental Restriction                                         on Purchasing or Selling
         on Issuer Diversification.                                      Commodities, Margin Transactions,
                                                                         Short Sales of Securities and
                                                                         Investing in Puts or Calls.

     (l) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (q)  Change to Fundamental Restriction on [ ]    [ ]      [ ]
         on Borrowing Money and Issuing                                  Making Loans.
         Senior Securities.

     (m) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (r)  Approval of a New Fundamental        [ ]    [ ]      [ ]
         on Underwriting Securities.                                     Investment Restriction on Investing
                                                                         All of the Fund's Assets in an
                                                                         Open-End Fund.

     (n) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (s)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Industry Concentration.                                      Restriction on Mortgaging or
                                                                         Pledging Assets.

     (o) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (t)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Purchasing or Selling Real                                   Restriction on Investing in
         Estate.                                                         Obligations Not Payable in
                                                                         United States Currency.

                                                                                    FOR            AGAINST        ABSTAIN
10.  To approve changing the investment objective of the fund so that it is         [ ]              [ ]            [ ]
     non-fundamental.

11.  To ratify the selection of KPMG LLP as independent accountants                 [ ]              [ ]            [ ]
     for the fiscal year ending in 2000.

12.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                         TREASURY TAXADVANTAGE PORTFOLIO
                  (A PORTFOLIO OF SHORT-TERM INVESTMENTS TRUST)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.


                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.



                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Dated                  10527_STIT-3




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.
EXAMPLE: [X]

13.  To elect ten individuals to the Board of Trustees of Short-Term Investments               FOR            WITHHOLD       FOR ALL
     Trust, each of whom will serve until his or her successor is elected                      ALL         AUTHORITY FOR     EXCEPT
     and qualified:                                                                                         ALL NOMINEES

     01 Charles T. Bauer  04 Edward K. Dunn, Jr. 07 Robert H. Graham   10 Louis S. Sklar       [ ]              [ ]            [ ]
     02 Bruce L. Crockett 05 Jack M. Fields      08 Prema Mathai-Davis
     03 Owen Daly II      06 Carl Frischling     09 Lewis F. Pennock

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.
                                                     -----------------------------------       FOR            AGAINST       ABSTAIN

14.  To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.           [ ]              [ ]            [ ]

15.  To approve changing the fundamental investment restrictions for the fund.                 [ ]              [ ]            [ ]

                                              FOR  AGAINST  ABSTAIN                                            FOR  AGAINST  ABSTAIN

     (u) Change to or Addition of Fundamental [ ]    [ ]      [ ]   (z)  Change to Fundamental Restriction     [ ]    [ ]      [ ]
         Restriction on Issuer Diversification.                          on Purchasing or Selling
                                                                         Commodities, Margin Transactions,
                                                                         Short Sales of Securities and
                                                                         Investing in Puts or Calls.

     (v) Change to Fundamental Restrictions   [ ]    [ ]      [ ]   (aa)  Change to Fundamental Restriction on [ ]    [ ]      [ ]
         on Borrowing Money and Issuing                                   Making Loans.
         Senior Securities.

     (w) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (bb)  Approval of a New Fundamental        [ ]    [ ]      [ ]
         on Underwriting Securities.                                      Investment Restriction on Investing
                                                                          All of the Fund's Assets in an
                                                                          Open-End Fund.

     (x) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (cc)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Industry Concentration.                                       Restriction on Mortgaging or
                                                                          Pledging Assets.

     (y) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (dd)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Purchasing or Selling Real                                    Restriction on Investing in
         Estate.                                                          Obligations Not Payable in
                                                                          United States Currency.

                                                                                    FOR            AGAINST        ABSTAIN
16.  To approve changing the investment objective of the fund so that it is         [ ]              [ ]            [ ]
     non-fundamental.

17.  To ratify the selection of KPMG LLP as independent accountants for the         [ ]              [ ]            [ ]
     fiscal year ending in 2000.

18.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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